Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS STRONG

SECOND QUARTER AND RECORD EARNINGS PER SHARE

FOR THE FIRST SIX MONTHS OF 2013

Second Quarter 2013 Highlights:

•                  Net earnings of $88.2 million, or $0.87 per diluted share

•                  GAAP combined ratio of 85.3%

•                  Catastrophe losses of $21.4 million

•                  Annualized return on equity of 9.9%

•                  Annualized operating return on equity(a) of 10.3%

•                  Net investment income increased 4% to $55.7 million

HOUSTON (July 30, 2013) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for its second quarter ended June 30, 2013.

Net earnings were $88.2 million, or $0.87 per diluted share, for the second quarter of 2013, compared to $93.5 million, or $0.92 per diluted share, for the second quarter of 2012.  Net earnings were $194.0 million for the first six months of 2013, or $1.92 per diluted share, compared to $176.1 million, or $1.71 per diluted share, for the same period of 2012.

The 2013 results included accident year pretax net catastrophe losses of $21.4 million and $26.6 million for the second quarter and first six months of 2013, respectively, which reduced net earnings by $0.14 and $0.17 per share for the respective periods.  The 2012 results included catastrophe losses of $4.7 million and $12.3 million for the second quarter and first six months of 2012, respectively, which reduced net earnings by $0.03 and $0.08 per share for the respective periods.

The Company’s combined ratio was 85.3% for the second quarter of 2013, compared to 85.2% for the second quarter of 2012.  The combined ratio was 84.5% for the first six months of 2013, versus 85.3% for the same period of 2012.  HCC’s net paid loss ratio was 52.2% for the first half of 2013, compared to 54.9% for the same period of 2012.

“We are very pleased to report record earnings per share for the first half of the year, driven by a combined ratio that was once again below 85%.  Our businesses continue to generate strong, consistent returns, and we are finding good opportunities to grow our existing businesses, as well as to add teams focused on new lines,” said Christopher J.B. Williams, HCC’s Chief Executive Officer.

HCC had favorable loss development of $11.8 million in the second quarter and first six months of 2013, compared to no loss development in the same periods of 2012.

Gross written premium increased 2% to $809.4 million for the second quarter of 2013, compared to $791.6 million for the same quarter of 2012.  Net written premium decreased 2% to $629.0 million for the second quarter of 2013, versus $642.1 million for the same quarter of 2012.  Net earned premium decreased 1% to $561.4 million for the second quarter of 2013, compared to $565.3 million for the same quarter of 2012.

For the first six months of 2013, compared to the same period of 2012, gross written premium increased 4% to $1.5 billion; net written premium increased 1% to $1.2 billion; and net earned premium increased 1% to $1.1 billion.

Investment income increased to $55.7 million for the second quarter of 2013, compared to $53.3 million for the same period of 2012.  Investment income increased to $111.4 million for the first six months of 2013, compared to $110.3 million for the same period of 2012.  As of June 30, 2013, HCC’s fixed maturity securities portfolio had an average rating of AA, with a duration of 5.5 years and an average long-term tax equivalent yield of 4.5%.

HCC generated operating cash flow of $176.3 million in the first six months of 2013, compared to $293.3 million in the same period of 2012.  Operating cash flow is cash flow from operating activities excluding surety collateral outflows of $74.3 million and $21.2 million in the first six months of 2013 and 2012, respectively, as well as a payment of $27.5 million in 2012 to commute a large contract in Exited Lines.  The Company’s liquidity position remains strong with $256.1 million of cash and short-term investments and $253.6 million of available capacity under its $600.0 million revolving loan facility at June 30, 2013.

As of June 30, 2013, total assets were $10.2 billion, shareholders’ equity was $3.5 billion and the Company’s debt to total capital ratio was 15.4%.

For further information about HCC’s 2013 second quarter results, see the supplemental financial schedules that are accessible on HCC’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.

(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)

HCC will hold an open conference call beginning at 8:00 a.m. Central Daylight Time on Wednesday, July 31.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the HCC website at http://www.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, November 1, 2013.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading specialty insurer with offices in the United States, the United Kingdom, Spain and Ireland.  HCC’s major

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domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company, Inc., “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

a) Non-GAAP Financial Measure

Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders’ equity excluding accumulated other comprehensive income.  To annualize a quarterly rate, the result is multiplied by four.  See the supplemental financial schedules for a reconciliation of this non-GAAP financial measure to corresponding GAAP amounts.  Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

Contact:	Doug Busker, Director of Investor Relations
HCC Insurance Holdings, Inc.
Telephone: (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*     *     *     *     *

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HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Six months ended		Three months ended
	June 30,		June 30,
	2013	2012	2013	2012

Gross written premium	$1,529,648	$1,474,242	$809,443	$791,553

Net written premium	1,208,218	1,200,492	629,034	642,088

Net earned premium	1,122,542	1,112,472	561,356	565,331

Net investment income	111,433	110,300	55,668	53,290

Total revenue	1,263,797	1,241,811	629,431	632,288

Net earnings	194,012	176,077	88,162	93,493

Operating earnings*	179,558	170,818	86,419	86,548

Earnings per share (diluted)	$1.92	$1.71	$0.87	$0.92

Weighted-average shares outstanding (millions)	99.2	101.0	99.1	99.9

Net loss ratio	59.9%	59.8%	60.5%	59.6%

Combined ratio	84.5%	85.3%	85.3%	85.2%

Paid loss ratio	52.2%	54.9%	51.1%	47.0%

	June 30,	December 31,
	2013	2012

Total investments	$6,659,291	$6,950,398

Total assets	10,153,494	10,267,807

Shareholders’ equity	3,505,383	3,542,612

Debt to total capital ratio	15.4%	14.2%

Book value per share	$35.00	$35.10

*         Non-GAAP financial measure under Regulation G.  See calculation on S - 9.  Management believes operating earnings is a useful measure for understanding the Company’s profitability before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	June 30,	December 31,
	2013	2012
ASSETS

Investments:
Fixed maturity securities — available for sale, at fair value	$6,094,640	$6,281,781
Equity securities — available for sale, at fair value	347,840	284,639
Short-term investments	216,793	363,053
Other investments	18	20,925
Total investments	6,659,291	6,950,398
Cash	39,353	71,390
Restricted cash and securities	115,031	101,480
Premium, claims and other receivables	648,438	549,725
Reinsurance recoverables	1,086,435	1,071,222
Ceded unearned premium	291,939	256,988
Ceded life and annuity benefits	57,841	58,641
Deferred policy acquisition costs	202,322	191,960
Goodwill	885,999	885,860
Other assets	166,845	130,143

Total assets	$10,153,494	$10,267,807

LIABILITIES

Loss and loss adjustment expense payable	$3,814,684	$3,767,850
Life and annuity policy benefits	57,841	58,641
Reinsurance, premium and claims payable	337,666	294,621
Unearned premium	1,189,520	1,069,956
Deferred ceding commissions	82,119	74,609
Notes payable	639,021	583,944
Accounts payable and accrued liabilities	527,260	875,574

Total liabilities	6,648,111	6,725,195

SHAREHOLDERS’ EQUITY

Common stock	125,350	125,114
Additional paid-in capital	1,063,949	1,052,253
Retained earnings	2,917,086	2,756,166
Accumulated other comprehensive income	126,119	295,271
Treasury stock	(727,121)	(686,192)

Total shareholders’ equity	3,505,383	3,542,612

Total liabilities and shareholders’ equity	$10,153,494	$10,267,807

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Six months ended		Three months ended
	June 30,		June 30,
	2013	2012	2013	2012

REVENUE

Net earned premium	$1,122,542	$1,112,472	$561,356	$565,331
Net investment income	111,433	110,300	55,668	53,290
Other operating income	16,629	12,389	7,784	7,188
Net realized investment gain	13,193	7,047	4,623	6,876
Other-than-temporary impairment credit losses	—	(397)	—	(397)

Total revenue	1,263,797	1,241,811	629,431	632,288

EXPENSE

Loss and loss adjustment expense, net	672,171	665,753	339,474	336,825
Policy acquisition costs, net	137,745	143,934	70,796	74,490
Other operating expense	164,572	167,706	87,719	80,424
Interest expense	13,082	13,139	6,611	6,230

Total expense	987,570	990,532	504,600	497,969

Earnings before income tax expense	276,227	251,279	124,831	134,319
Income tax expense	82,215	75,202	36,669	40,826

Net earnings	$194,012	$176,077	$88,162	$93,493

Basic earnings per share data:
Net earnings per share	$1.93	$1.71	$0.88	$0.92

Weighted-average shares outstanding (millions)	99.0	100.8	98.9	99.6

Diluted earnings per share data:
Net earnings per share	$1.92	$1.71	$0.87	$0.92

Weighted-average shares outstanding (millions)	99.2	101.0	99.1	99.9

Cash dividends declared, per share	$0.330	$0.310	$0.165	$0.155

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2013	2012	Change	2013	2012	Change

U.S. Property & Casualty
Aviation	$75,182	$82,870	(9)%	$38,184	$45,780	(17)%
E&O	28,328	31,493	(10)	13,254	14,602	(9)
Public Risk	37,105	43,245	(14)	15,664	23,461	(33)
Other	217,773	161,005	35	116,149	81,623	42
	358,388	318,613	12	183,251	165,466	11

Professional Liability
U.S. D&O	186,845	186,184	—	111,606	111,188	—
International D&O	59,548	59,566	—	30,768	33,317	(8)
	246,393	245,750	—	142,374	144,505	(1)

Accident & Health
Medical Stop-loss	405,039	387,974	4	202,231	194,741	4
Other	25,431	24,901	2	12,678	12,807	(1)
	430,470	412,875	4	214,909	207,548	4

U.S. Surety & Credit
Surety	80,327	80,762	(1)	42,631	40,836	4
Credit	31,111	29,940	4	16,558	15,373	8
	111,438	110,702	1	59,189	56,209	5

International
Energy	111,859	110,714	1	85,314	90,119	(5)
Property Treaty	113,995	113,855	—	41,650	44,517	(6)
Liability	40,210	40,242	—	22,077	20,982	5
Surety & Credit	46,196	43,451	6	25,030	22,493	11
Other	60,933	56,649	8	31,315	29,124	8
	373,193	364,911	2	205,386	207,235	(1)

Exited Lines	9,766	21,391	(54)	4,334	10,590	(59)

Totals	$1,529,648	$1,474,242	4%	$809,443	$791,553	2%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2013	2012	Change	2013	2012	Change

U.S. Property & Casualty
Aviation	$60,134	$63,405	(5)%	$31,520	$35,898	(12)%
E&O	24,691	30,235	(18)	12,153	13,730	(11)
Public Risk	29,880	35,567	(16)	14,109	19,973	(29)
Other	94,164	68,687	37	47,205	35,965	31
	208,869	197,894	6	104,987	105,566	(1)

Professional Liability
U.S. D&O	129,578	136,826	(5)	77,879	81,121	(4)
International D&O	34,183	34,311	—	18,256	19,103	(4)
	163,761	171,137	(4)	96,135	100,224	(4)

Accident & Health
Medical Stop-loss	404,604	387,673	4	202,010	194,586	4
Other	25,264	24,698	2	12,590	12,687	(1)
	429,868	412,371	4	214,600	207,273	4

U.S. Surety & Credit
Surety	72,146	73,385	(2)	38,456	37,251	3
Credit	25,982	22,711	14	14,168	14,141	—
	98,128	96,096	2	52,624	51,392	2

International
Energy	71,120	81,013	(12)	56,451	68,189	(17)
Property Treaty	101,266	99,819	1	35,099	37,517	(6)
Liability	37,577	37,316	1	21,007	19,424	8
Surety & Credit	40,290	39,813	1	21,641	20,786	4
Other	47,573	43,662	9	22,156	21,137	5
	297,826	301,623	(1)	156,354	167,053	(6)

Exited Lines	9,766	21,371	(54)	4,334	10,580	(59)

Totals	$1,208,218	$1,200,492	1%	$629,034	$642,088	(2)%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2013	2012	Change	2013	2012	Change

U.S. Property & Casualty
Aviation	$56,286	$58,220	(3)%	$28,429	$29,397	(3)%
E&O	26,433	31,979	(17)	13,235	15,602	(15)
Public Risk	32,755	31,792	3	16,395	16,574	(1)
Other	69,489	55,861	24	33,373	27,261	22
	184,963	177,852	4	91,432	88,834	3

Professional Liability
U.S. D&O	153,721	170,667	(10)	77,016	84,413	(9)
International D&O	31,502	30,238	4	15,428	15,054	2
	185,223	200,905	(8)	92,444	99,467	(7)

Accident & Health
Medical Stop-loss	404,604	387,673	4	202,010	194,586	4
Other	30,343	27,355	11	15,812	13,561	17
	434,947	415,028	5	217,822	208,147	5

U.S. Surety & Credit
Surety	72,725	79,608	(9)	37,118	39,688	(6)
Credit	24,506	21,236	15	12,936	13,427	(4)
	97,231	100,844	(4)	50,054	53,115	(6)

International
Energy	43,457	40,889	6	22,418	25,795	(13)
Property Treaty	58,498	49,007	19	29,743	26,918	10
Liability	35,583	39,131	(9)	18,408	19,649	(6)
Surety & Credit	36,066	34,945	3	17,853	17,184	4
Other	36,808	32,500	13	16,848	15,642	8
	210,412	196,472	7	105,270	105,188	—

Exited Lines	9,766	21,371	(54)	4,334	10,580	(59)

Totals	$1,122,542	$1,112,472	1%	$561,356	$565,331	(1)%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Six months ended		Three months ended
	June 30,		June 30,
	2013	2012	2013	2012

Sources of net investment income:

Fixed maturity securities
Taxable	$51,022	$58,218	$25,062	$27,103
Exempt from U.S. income taxes	56,075	52,872	28,186	26,260
Total fixed maturity securities	107,097	111,090	53,248	53,363
Equity securities	7,808	993	4,228	993
Short-term investments	80	102	68	40
Other	319	868	366	401
Total investment income	115,304	113,053	57,910	54,797
Investment expense	(3,871)	(2,753)	(2,242)	(1,507)

Net investment income	$111,433	$110,300	$55,668	$53,290

Unrealized gain on available for sale securities:

Increase (decrease) in unrealized gain for period, before tax	$(260,622)	$54,654	$(221,657)	$33,185

Unrealized gain at:

June 30, 2013	$176,073

March 31, 2013	$397,730

December 31, 2012	$436,695

HCC Insurance Holdings, Inc. and Subsidiaries

Net Loss Ratios

(Unaudited, in thousands)

	Six months ended		Six months ended
	June 30, 2013		June 30, 2012
	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio
U.S. Property & Casualty
Aviation	$56,286	63.0%	$58,220	55.8%
E&O	26,433	61.1	31,979	60.8
Public Risk	32,755	76.7	31,792	77.8
Other	69,489	44.1	55,861	43.4
	184,963	58.1	177,852	56.7

Professional Liability
U.S. D&O	153,721	62.8	170,667	69.7
International D&O	31,502	48.6	30,238	51.0
	185,223	60.4	200,905	66.9

Accident & Health
Medical Stop-loss	404,604	75.2	387,673	75.5
Other	30,343	53.9	27,355	52.3
	434,947	73.7	415,028	74.0

U.S. Surety & Credit
Surety	72,725	19.8	79,608	24.8
Credit	24,506	18.1	21,236	33.0
	97,231	19.4	100,844	26.5

International
Energy	43,457	45.4	40,889	41.6
Property Treaty	58,498	51.1	49,007	17.7
Liability	35,583	49.4	39,131	49.5
Surety & Credit	36,066	63.0	34,945	58.2
Other	36,808	40.6	32,500	43.7
	210,412	49.9	196,472	40.5

Exited Lines	9,766	88.3	21,371	80.7

Totals	$1,122,542	59.9%	$1,112,472	59.8%

HCC Insurance Holdings, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP

(Unaudited, in thousands)

	Six months ended		Three months ended
	June 30,		June 30,
	2013	2012	2013	2012

Numerator:

GAAP net earnings	$194,012	$176,077	$88,162	$93,493

Exclude:
Net realized investment gain*	8,575	4,581	3,004	4,470
OTTI credit losses*	—	(258)	—	(258)
Foreign currency benefit (expense)*	5,879	936	(1,261)	2,733
Total items excluded from operating earnings	14,454	5,259	1,743	6,945

Operating earnings	$179,558	$170,818	$86,419	$86,548

Denominator:

GAAP equity - beginning of period	$3,542,612	$3,273,982	$3,585,249	$3,293,957

Exclude - Accumulated other comprehensive income	295,271	227,659	268,100	244,295

Beginning equity, as adjusted	$3,247,341	$3,046,323	$3,317,149	$3,049,662

GAAP equity - end of period	$3,505,383	$3,343,257	$3,505,383	$3,343,257

Exclude - Accumulated other comprehensive income	126,119	259,776	126,119	259,776

Ending equity, as adjusted	$3,379,264	$3,083,481	$3,379,264	$3,083,481

Average equity, as adjusted	$3,313,303	$3,064,902	$3,348,207	$3,066,572

Annualized operating return on equity	10.8%	11.1%	10.3%	11.3%

* Net of tax, calculated using 35% statutory tax rate.